SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): SEPTEMBER 9, 1997

                          GST Telecommunications, Inc.
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             (Exact name of registrant as specified in its charter)


         Canada                  1-12866             N/A
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

       4317 N.E. Thurston Way, Vancouver, Washington    98662
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (360) 254-4700


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 8.           CHANGE IN FISCAL YEAR.

         On September 9, 1997, the Registrant changed its fiscal year end from September 30 to December 31. The report covering the transition period from September 30, 1997 to December 31, 1997 will be filed by the Registrant on Form 10-K.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GST TELECOMMUNICATIONS, INC.


Dated: September 23, 1997                    By: /s/ Clifford V. Sander
                                                 ------------------------------
                                                 Clifford V. Sander
                                                 Senior Vice President and
                                                 Treasurer

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